UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                             CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                             December 22, 1999
____________________________________________________________________________
                    (Date of earliest event reported)


                  Peoples Heritage Financial Group, Inc.
____________________________________________________________________________
         (Exact name of registrant as specified in its charter)


Maine                              0-16947                   01-0437984
____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)  (IRS Employer
of incorporation)                                        Identification No.)



P.O. Box 9540, One Portland Square, Portland, Maine          04112-9540
____________________________________________________________________________
(Address of principal executive offices)                     (Zip Code)


                               (207) 761-8500
 ___________________________________________________________________________
           (Registrant's telephone number, including area code)


                               Not Applicable
 ___________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events

     Peoples Heritage Financial Group, Inc. ("Peoples") announced that it has reached agreement with Banknorth Group, Inc. ("Banknorth") to extend the deadline on completing their proposed merger from April 1, 2000 to May 31,
2000.   A copy of the press release, dated December 23, 1999,  is included as
Exhibit 99 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  The following exhibits are included with this Current
           Report on Form 8-K:

           Exhibit 2 First Amendment, dated as of December 22, 1999, to Agreement and Plan of Merger, dated as of June 1, 1999, between Peoples and Banknorth

           Exhibit 99    Press release, dated December 23, 1999




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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                PEOPLES HERITAGE FINANCIAL GROUP, INC.



                                By: /s/ Peter J. Verrill
                                    ___________________________________
                                    Name: Peter J. Verrill
                                    Title: Executive Vice President,
                                    Chief Financial Officer and Treasurer

Date: December 23, 1999


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